As filed with the Securities and Exchange Commission on June 5, 2009
1933 Act File No.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐	Post-Effective Amendment No. ☐
WT MUTUAL FUND
(Exact Name Of Registrant As Specified In Charter)
(800) 254-3948
(Area Code and Telephone Number)
1100 North Market Street
Wilmington, DE 19890
(Address of Principal Executive Offices)
John J. Kelley
Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
(Name and Address of Agent for Service)
Copy to:
Joseph V. Del Raso, Esq.
Pepper Hamilton, LLP
3000 Two Logan Square
Philadelphia, PA 19103
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
Title of Securities Being Registered: A Shares and Institutional Shares of beneficial interest, par value of $0.01 per Share, of Wilmington Conservative Asset Allocation Fund, a series of the Registrant. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective on July 6, 2009, pursuant to Rule 488 under the Securities Act of 1933.

WT MUTUAL FUND
Wilmington Moderate Asset Allocation Fund
1100 N. Market Street
Wilmington, DE 19890
                    , 2009
Dear Shareholder:
          The Board of Trustees of WT Mutual Fund (the “Trust”) has called a Special Meeting of Shareholders (the “Meeting”) of the Wilmington Moderate Asset Allocation Fund (the “Moderate Fund”), a series of the Trust, to be held at 10:00 a.m., Eastern time, on August 21, 2009, at the offices of Rodney Square Management Corporation, the Trust’s investment adviser and administrator at 1100 North Market Street, Wilmington, Delaware 19890.
          The Board of Trustees recommends to the shareholders of the Moderate Fund a reorganization plan which contemplates the acquisition of all of the assets and liabilities of the Moderate Fund by the Wilmington Conservative Asset Allocation Fund (the “Conservative Fund”) (the “Reorganization”). The Reorganization, which is expected to become effective soon after the meeting, is described in more detail in the attached Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully.
          You are being asked to vote to approve an Agreement and Plan of Reorganization for the Moderate Fund. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Moderate Fund to those of the Conservative Fund for your review and evaluation. In considering whether to approve the Reorganization, you should note that:
•	The receipt of Conservative Fund shares by Moderate Fund shareholders in the Reorganization is not expected to result in a taxable event, unlike the liquidation of the Moderate Fund which could result in your paying federal income taxes; and

•	The principal investment strategies, policies and risks of the Moderate Fund are substantially similar to those of the Conservative Fund.
          After careful consideration, the Board of Trustees of the Trust has unanimously approved this proposal and recommends that shareholders vote “FOR” the proposal.
          A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.
          YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN AUGUST 19, 2009.
          If needed, the Trust may retain a professional proxy solicitation firm to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from such firm reminding you to exercise your right to vote.
          We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely, Edward W. Diffin, Jr. Secretary

WT MUTUAL FUND
Wilmington Moderate Asset Allocation Fund
1100 North Market Street
Wilmington, Delaware 19890
(800) 336-9970
Notice of Special Meeting of Shareholders of Wilmington Moderate Asset Allocation Fund
To Be Held On August 21, 2009
To the Shareholder:
          A Special Meeting of Shareholders of the Wilmington Moderate Asset Allocation Fund (the “Moderate Fund”), a series of WT Mutual Fund (the “Trust”), will be held on August 21, 2009 at 10:00 a.m., Eastern time, at the offices of Rodney Square Management Corporation (“RSMC”), the Trust’s investment adviser and administrator, at 1100 North Market Street, Wilmington, Delaware 19890 (the “Special Meeting”).
          At the Special Meeting, you will be asked to consider and approve the following:
1.	An Agreement and Plan of Reorganization providing for (a) the transfer of all of the Moderate Fund’s assets and liabilities to the Wilmington Conservative Asset Allocation Fund (the “Conservative Fund”), a series of the Trust, in exchange for shares of the Conservative Fund, and (b) the subsequent complete liquidation of the Moderate Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THIS PROPOSAL.
          Shareholders of record at the close of business on June 26, 2009, are entitled to vote at the Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Board of Trustees Edward W. Diffin, Jr. Secretary
                    , 2009

WT MUTUAL FUND
PROXY STATEMENT/PROSPECTUS
Special Meeting of Shareholders of the
Wilmington Moderate Asset Allocation Fund
1100 North Market Street
Wilmington, Delaware 19890
(800) 336-9970
To Be Held On
August 21, 2009
Relating to the Reorganization of the Wilmington Moderate Asset Allocation Fund into the
Wilmington Conservative Asset Allocation Fund
INTRODUCTION
          This Proxy Statement/Prospectus is being furnished to shareholders of the Wilmington Moderate Asset Allocation Fund (the “Moderate Fund”) in connection with a proposed reorganization of the Moderate Fund (the “Reorganization”). The Reorganization involves the transfer of all the assets and liabilities of the Moderate Fund, an open-end management investment company, to the Wilmington Conservative Asset Allocation Fund (the “Conservative Fund”), an open-end management investment company, in exchange for shares of the Conservative Fund. Both the Moderate Fund and the Conservative Fund (the “Funds”) are series of the WT Mutual Fund (the “Trust”) and are managed by Rodney Square Management Corporation (“RSMC”), a wholly-owned subsidiary of Wilmington Trust Corporation.
          Upon the exchange of assets and liabilities of the Moderate Fund for shares of the Conservative Fund, the Moderate Fund will distribute to its shareholders their pro rata portion of the shares of the Conservative Fund received in the Reorganization and completely liquidate. The shares of the Conservative Fund that you receive will have an aggregate value equal to the aggregate value of the Moderate Fund shares you held as of the close of business on the day the Reorganization closes. You are being asked to vote on an Agreement and Plan of Reorganization for the Moderate Fund pursuant to which these transactions will be accomplished.
          Because you, as a shareholder of the Moderate Fund, are being asked to approve transactions that will result in you holding shares of the Conservative Fund, this Proxy Statement also serves as a Prospectus for the Conservative Fund.
          This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Conservative Fund that you should know before investing.
          For a more detailed discussion of the investment objectives, policies, restrictions, risks, investment adviser, sub-advisers, and portfolio managers of the Funds, see the Prospectuses for A Shares and Institutional Shares of the Asset Allocation Funds, dated November 1, 2008, as amended or supplemented from time to time (the “Prospectuses”); and the Statement of Additional Information for the Asset Allocation Funds, dated November 1, 2008, as amended or supplemented from time to time (“SAI”). The Prospectuses and SAI are incorporated by reference herein. The Funds each provide periodic reports to their shareholders which highlight certain important information about the Funds, including investment results and financial information. The Annual Report and Semi-Annual Report, dated June 30, 2008 and December 31, 2008, respectively, are incorporated by reference herein. You may obtain a copy of the most recent Prospectuses, SAI, Annual Report and Semi-Annual Report, without charge, from the Trust’s website at www.wilmingtonfunds.com or by calling (800) 336-9970.
          You can copy and review information about the Funds (including the SAI) at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
          Investments in the Funds are not bank deposits and are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates. The Funds are not federally insured and are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other governmental agency. There is no guarantee that a Fund will achieve its investment objective.
          The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY
          You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Prospectuses and the Agreement and Plan of Reorganization (the “Plan”). The Plan is attached hereto as Appendix A.
          The Proposed Reorganization. The Board of Trustees, a majority of whose members are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) has unanimously approved the Plan. The Plan provides that, subject to the requisite approval of the Moderate Fund shareholders, on the date of the Reorganization the Moderate Fund will assign, transfer and convey to the Conservative Fund all of its assets including all securities and cash, in exchange for shares of the Conservative Fund having an aggregate net asset value equal to the value of the Moderate Fund’s net assets, and the Conservative Fund will assume the Moderate Fund’s liabilities. The Moderate Fund will distribute all Conservative Fund shares received by it among its shareholders so that each shareholder of A Shares and Institutional Shares will receive a pro rata distribution of the Conservative Fund’s A Shares and Institutional Shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Moderate Fund shares as of the date of the Reorganization. The Conservative Fund shares received by each shareholder will be of the same share class as the shareholder’s Moderate Fund shares. Thereafter, the Moderate Fund will cease operations and will be completely liquidated and terminated as a series of the Trust.
          As a result of the Reorganization, each Moderate Fund shareholder will cease to be a shareholder of the Moderate Fund and will become a shareholder of the Conservative Fund as of the close of business on the date of the Reorganization. No sales charge or redemption fee will be imposed at the time of the Reorganization. Any subsequent investment in A Shares of the Conservative Fund after the Reorganization will be subject to any applicable sales charges and any redemption of shares of the Conservative Fund received in the Reorganization will be subject to the redemption fee which would be calculated from the date of original purchase of Moderate Fund shares.
          The Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Moderate Fund and its shareholders and that the interests of the Moderate Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”
          Federal Income Tax Consequences. The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including any investment in the shares, that are applicable to you as a Moderate Fund shareholder. The summary is based on the Internal Revenue Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Moderate Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Moderate Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Moderate Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.
          The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, neither the Moderate Fund nor its shareholders, nor the Conservative Fund is expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization. As a condition to the closing of the Reorganization, each of the Moderate Fund and the Conservative Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The tax opinion will be based on then-existing law and regulations, will be subject to certain assumptions, qualifications and exclusions and will be based on the truth and accuracy of certain representations made by the Moderate Fund and the Conservative Fund.

          Prior to the Reorganization, the Moderate Fund will declare a dividend which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Moderate Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Moderate Fund shareholders.
          No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. You are urged to consult your tax advisors and financial planners as to the federal, state, local and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws. See “Information about the Reorganization – Federal Income Tax Consequences.”
          Comparison of the Moderate Fund and the Conservative Fund. The following discussion is primarily a summary of certain parts of the Prospectuses. Information contained in this Proxy Statement/Prospectus is qualified by more complete information set forth in the Prospectuses and SAI, which are incorporated herein by reference.
          Investment Objective. The Moderate Fund seeks long-term capital appreciation with current income. The Conservative Fund seeks current income and preservation of capital.
          Principal Investment Strategies. The Funds have substantially similar investment strategies, but each Fund’s allocation among asset classes (the allocations and/or actual holdings) varies.
          Each Fund is advised by RSMC and sub-advised by WTIM. Each Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other funds including (i) “Affiliated Underlying Funds” which are other funds of the Trust, or other funds for which RSMC or WTIM or any of their affiliates serve as investment adviser; and (ii) “Unaffiliated Underlying Funds” which are other funds where the adviser is not the same as, or affiliated with, RSMC or WTIM, including exchange-traded funds or “ETFs.” (Collectively, all investment companies in which the Fund may invest, including Unaffiliated Underlying Funds and ETFs, are referred to as “Underlying Funds.”) The Funds are also permitted to invest in other securities including government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the fund’s investment policies.
          RSMC uses a two-stage process to create an investment portfolio for the Funds. The first stage is a strategic asset allocation to determine the percentage of each Fund’s investable assets to be invested in broad asset classes — U.S. Equity, International Equity, Fixed Income and “Real Return” assets. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund’s allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

	Moderate	Conservative
	Fund	Fund
Risk Profile	Moderate/Growth & Income	Conservative/Income
U.S. Equity	15% - 55%	5% - 40%
International Equity	10% - 50%	5% - 30%
Fixed Income	10% - 50%	40% - 80%
Real Return*	0% - 25%	0% -20%

*	“Real Return” assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity-related securities.
          The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. The Funds may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Funds may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate-bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund.
          RSMC monitors each Fund’s holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund’s asset class allocations over time. RSMC may rebalance each Fund’s investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. RSMC may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.
          Each Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.
          See “Principal Investment Strategies and Principal Risks,” “Wilmington Moderate Asset Allocation Fund” and “Wilmington Conservative Asset Allocation Fund” in the Prospectuses and “Investment Policies” and “Investment Limitations” in the SAI, each of which is incorporated herein by reference.
          Principal Risks. Because each Fund has substantially similar principal investment strategies, policies and limitations, the principal risks associated with an investment in the Moderate Fund and Conservative Fund are substantially similar. These risks, as primarily described in the Prospectuses, are discussed below. As a result, the value of your investment in Conservative Fund, as in the Moderate Fund, will fluctuate, sometimes dramatically, which means you could lose money.
•	Asset Allocation. A Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that RSMC’s evaluations and assumptions regarding a Fund’s broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

•	Concentration Risk. In connection with the asset allocation process, a Fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

•	“Fund of Funds” Structure and Expenses. The term “fund of funds” is used to describe mutual funds, such as the Funds, that pursue their investment objective by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•	Investment in Affiliated Underlying Funds. RSMC has the ability to select and substitute the Underlying Funds in which the Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, RSMC is required to act in each Fund’s best interest when selecting Underlying Funds.

•	Not Insured-You Could Lose Money. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency. It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

•	NAV Will Fluctuate. A Fund’s share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.
Among the principal risks of the Underlying Funds, which could adversely affect the performance of each Fund, are:
•	Market Risk

•	Growth Investing Risk

•	Value Investing Risk

•	Small-Cap Risk

•	Foreign Securities Risks

•	Emerging Markets Risk
•	Derivatives Risk

•	Leverage Risk

•	Risks of Real Estate-Related Securities

•	Credit Risk

•	Interest Rate Risk

•	Opportunity Risk

•	Multi-Manager Risk
•	Prepayment Risk

•	Government Obligations Risk

•	High Yield Bond Risk

•	Preferred Stock Risk

•	Liquidity Risk

•	IPO Risk

•	Valuation Risk
          See “Principal Investment Risks of the Underlying Funds,” “Principal Investment Strategies and Principal Risks,” “Wilmington Moderate Asset Allocation Fund” and “Wilmington Conservative Asset Allocation Fund” in the Prospectuses and “Investment Policies” and “Investment Limitations” in the SAI, each of which is incorporated herein by reference.
          Performance Information.
          The following bar charts and performance tables illustrate the risks and volatility of investing in each Fund for the periods indicated and show how the average annual total returns for the periods indicated, before and after taxes, compared with those of the Dow Jones Global Moderate Portfolio Index (“DJ Moderate Index”) and the Dow Jones Global Moderately Conservative Portfolio Index (“DJ Moderately Conservative Index”). The indices represent broad measures of market performance.
          The performance shown in the bar chart and performance table prior to March 16, 2006 for the Moderate Fund is the performance of the Moderate Fund’s predecessor, the Balanced Strategic Allocation Fund, a common trust fund (the “Moderate Allocation CTF”). The performance shown in the bar chart and the performance table prior to March 16, 2006 for the Conservative Fund is the performance of the Conservative Fund’s predecessor, Growth & Income Strategic Allocation Fund, a common trust fund (the “Conservative Allocation CTF”). The Moderate Allocation CTF’s performance and the Conservative Allocation CTF performance have been restated to reflect “Net Annual Fund Operating Expenses” excluding any “Acquired Fund fees and expenses,” but including contractual reimbursements by the investment adviser. The Moderate Allocation CTF and Conservative Allocation CTF were not registered as mutual funds under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore were not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Moderate Allocation CTF and the Conservative Allocation CTF had been registered under the 1940 Act, their performance may have been different.

          A Shares of a Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund’s A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar charts or the calendar year-to-date returns; if the front-end sales charge were reflected, the performance shown in the bar charts and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.
          The performance shown in the bar charts and Best Quarter and Worst Quarter returns for the periods indicated are for the Funds’ Institutional Shares. Performance for the Funds’ A Shares will vary due to the differences in fees and expenses.

Moderate Fund Calendar Year-by-Year Returns Institutional Shares1

[1]	Performance shown includes performance of the Fund’s predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

Best Quarter	Worst Quarter
7.93%	-12.76%
(December 31, 2004)	(December 31, 2008)

Conservative Fund Calendar Year-by-Year Returns Institutional Shares[2]

[2]	Performance shown includes performance of the Fund’s predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006.

Best Quarter	Worst Quarter
5.14%	-7.31%
(December 31, 2004)	(December 31, 2008)

Moderate Fund—Institutional Shares		Since Inception[1]
Average Annual Total Returns as of December		(December 20,	Since Inception[2]
31, 2008	1 Year	2005)	(July 15, 2003)
Return Before Taxes	(24.04)%	(3.13)%	2.44%
Return After Taxes on Distributions[3]	(24.96)%	(4.20)%	NA
Return After Taxes on Distributions and Sale of Fund Shares[3]	(14.68)%	(2.93)%	NA
DJ Moderate Index (reflects no deductions for fees, expenses or taxes)[7]	(24.75)%	(3.55)%	4.37%
Moderate Blended Index (reflects no deductions for fees, expenses or taxes)[8]	(22.08)%	(2.83)%	1.87%

Moderate Fund—A Shares[6]		Since Inception[1]
Average Annual Total Returns as of December		(December 20,	Since Inception[2]
31, 2008	1 Year	2005)	(July 15, 2003)
Return Before Taxes	(26.91)%	(4.54)%	1.45%
Return After Taxes on Distributions[3]	(27.76)%	(5.55)%	NA
Return After Taxes on Distributions and Sale of Fund Shares[3]	(16.59)%	(4.09)%	NA
DJ Moderate Index (reflects no deductions for fees, expenses or taxes)[7]	(24.75)%	(3.55)%	4.37%
Moderate Blended Index (reflects no deductions for fees, expenses or taxes)[8]	(22.08)%	(2.83)%	1.87%

Conservative Fund—Institutional Shares		Since Inception[1]	Since Inception[2]
Average Annual Total Returns as of December		(December 20,	(September 1,
31, 2008	1 Year	2005)	2003)
Return Before Taxes	(15.27)%	(0.55)%	2.68%
Return After Taxes on Distributions[3]	(15.96)%	(1.50)%	NA
Return After Taxes on Distributions and Sale of Fund Shares[3]	(9.55)%	(0.86)%	NA
DJ Moderately Conservative Index (reflects no deductions for fees, expenses or taxes)[4]	(15.28)%	(0.47)%	4.15%
Conservative Blended Index (reflects no deductions for fees, expenses or taxes) [5]	(13.69)%	(0.02)%	2.83%

Conservative Fund—A Shares[6]		Since Inception[1]	Since Inception[2]
Average Annual Total Returns as of December		(December 20,	(September 1,
31, 2008	1 Year	2005)	2003)
Return Before Taxes	(18.37)%	(1.92)%	1.70%
Return After Taxes on Distributions[3]	(19.00)%	(2.81)%	NA
Return After Taxes on Distributions and Sale of Fund Shares[3]	(11.59)%	(2.00)%	NA
DJ Moderately Conservative Index (reflects no deductions for fees, expenses or taxes)[4]	(15.28)%	(0.47)%	4.15%
Conservative Blended Index (reflects no deductions for fees, expenses or taxes)[5]	(13.69)%	(0.02)%	2.83%

[1]	Performance shown is for the period beginning December 20, 2005, the date the Funds commenced operations as a mutual fund under the 1940 Act.

[2]	Performance shown includes the performance of each Fund’s predecessor, which operated as a common trust fund. A common trust fund is treated differently than each Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

[3]	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[4]	The DJ Moderately Conservative Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Moderately Conservative Index is constructed to reflect a relative risk level to the composite stock market index of 40%.

[5]	The Conservative Blended Index is calculated by the investment adviser and represents the weighted return of 40% S&P 500 Index and 60% Barclays Capital Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor’s Composite Index of 500 Stocks. The Barclays Capital Intermediate Government/Credit Index, a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

[6]	Average annual total returns for A Shares of each Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

[7]	The DJ Moderate Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Moderate Index is constructed to reflect a relative risk level to the composite stock market index of 60%.

[8]	The Moderate Blended Index is calculated by the investment adviser and represents the weighted return of 60% S&P 500 Index and 40% Barclays Capital Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor’s Composite Index of 500 Stocks. The Barclays Capital Intermediate Government/Credit Index, a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.
          Fees and Expenses. The fees and expenses for the Funds set forth below are based on the net assets and expense accruals for the year ended June 30, 2008. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of the Moderate Fund and the Conservative Fund for the year ended June 30, 2008, as adjusted, showing the effect of the Reorganization had it occurred on July 1, 2007. The $35,500 of estimated costs of the Reorganization that will be borne by the Moderate Fund, has not been reflected in the expenses below. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Shareholder Fees (fees paid directly from your investment)	Moderate Fund and Conservative Fund
	A Shares	Institutional Shares
Maximum sales charge (load) imposed on purchases[1]	3.50%	None
Maximum deferred sales charge	None	None
Maximum sales charge (load) imposed on reinvested dividends (and other distributions)	None	None
Redemption fee[2]	1.00%	1.00%
Exchange fee[2]	1.00%	1.00%

[1]	Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See “Front-End Sales Charge” in the A Shares Prospectus for a discussion of sales charges. No sales charge will be imposed at the time of the Reorganization.

[2]	A Shares and Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See “REDEMPTION OF SHARES” and “EXCHANGE OF SHARES” in the Prospectuses.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
(as a percentage of average daily net assets)

			Pro Forma After
	Moderate	Conservative	Reorganization
Institutional Shares	Fund	Fund	Conservative Fund
Management fees	None	None	None
Distribution (Rule 12b-1) fees	None	None	None
Other expenses	0.54%	1.43%	0.53%
Acquired Fund fees and expenses[1]	0.83%	0.75%	0.75%
Total annual Fund operating expenses[2]	1.37%	2.18%	1.28%
Waivers/Reimbursements[3,4]	(0.04)%	(0.93)%	(0.03)%
Net Total Annual Fund Operating Expenses[3,4]	1.33%	1.25%	1.25%

			Pro Forma After
	Moderate	Conservative	Reorganization
A Shares	Fund	Fund	Conservative Fund
Management fees	None	None	None
Distribution (Rule 12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.54%	1.43%	0.53%
Acquired Fund fees and expenses[1]	0.83%	0.75%	0.75%
Total annual Fund operating expenses[2]	1.62%	2.43%	1.53%
Waivers/Reimbursements[3,4]	(0.04)%	(0.93)%	(0.03)%
Net Total Annual Fund Operating Expenses[3,4]	1.58%	1.50%	1.50%

[1]	“Acquired Funds” include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.40% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

[2]	“Total Annual Fund Operating Expenses” do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include “Acquired Fund fees and expenses.”

[3]	The investment adviser has contractually agreed to reimburse the Fund for “Other expenses” to the extent that “Total Annual Fund Operating Expenses,” excluding “Acquired Fund fees and expenses,” exceed 0.50% through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves earlier termination.

[4]	The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.
Expense Examples
          These Examples are intended to help you compare the cost of investing in Shares of a Fund with the cost of investing in other mutual funds. The Examples show what you would pay if you invested $10,000 over the various time periods indicated. The Examples assume that (i) you reinvest all dividends and other distributions, (ii) the average annual return is 5%, (iii) a Fund’s total operating expenses (reflecting any contractual waivers or reimbursements) are charged and remain the same over the time periods, and (iv) you redeem all of your investment at the end of each time period.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Pro Forma
			After
			Reorganization
			Conservative
	Moderate Fund	Conservative Fund	Fund
Institutional Shares
1 Year	$135	$127	$127
3 Years	$421	$397	$397
5 Years	$729	$686	$686
10 Years	$1,627	$2,092	$1,530

A Shares
1 Year	$505	$497	$497
3 Years	$831	$807	$807
5 Years	$1,180	$1,140	$1,140
10 Years	$2,186	$2,625	$2,096
The examples are for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future of Institutional Shares or A Shares of a Fund.
          Comparison of Distribution Fees and Purchase and Redemption Procedures. The purchase and redemption procedures for the Funds are the same.
          The shares of each Fund are offered to a broad range of investors. A Shares are sold with a front-end sales load of up to 3.50% for purchases of $500,000 or less. Institutional Shares are available at NAV without an initial sales charge. Your investment in A Shares and Institutional Shares, however, is subject to a redemption fee or exchange fee of 1.00% if you redeem or exchange shares within 60 days of purchase. The redemption fee and exchange fee will continue to apply to the Conservative Fund shares issued in the Reorganization. The 60 day period will be calculated from the date of the original purchase of the Moderate Fund’s Shares.
          Each Fund’s A Shares have a 0.25% distribution (Rule 12b-1) fee. The shares of both Funds may be exchanged for comparable classes of shares of other Wilmington Funds. More information on distribution and purchase and redemption procedures of the Conservative Fund is provided in the Prospectuses under “Shareholder Information.”
          Service Providers. The Funds have the same investment adviser, administrator, accounting agent, transfer agent, and principal underwriter, which will continue in their capacities after the Reorganization.
          Comparison of Business Structures. Each Fund is a series of WT Mutual Fund, which is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust, Bylaws and Delaware law.
INFORMATION ABOUT THE REORGANIZATION
          Description of the Plan. The following summary of the Plan is qualified in its entirety by reference to the Form of the Agreement and Plan of Reorganization (the “Plan”) attached to this Proxy Statement/Prospectus as Exhibit A.
          As provided in the Plan, the Conservative Fund will acquire all the assets and assume all the liabilities of the Moderate Fund at the closing date of the Reorganization, as defined in the Plan (the “Closing Date”). In return, the Conservative Fund will issue, and the Moderate Fund will distribute to its shareholders in liquidation, a number of full and fractional shares of the Conservative Fund determined by dividing the net assets of each class of the Moderate Fund by the net asset value (“NAV”) of one share of the corresponding class of the

Conservative Fund. For this purpose, the Plan provides the times for and methods of determining the net assets of each Fund. The Plan provides that shareholders of the Moderate Fund will be credited with shares of the Conservative Fund corresponding to the aggregate NAV of the Moderate Fund’s shares that the shareholder holds of record at the Closing Date.
          Following the distribution of the Conservative Fund shares in full liquidation of the Moderate Fund, the Moderate Fund will wind up its affairs, cease operations, and dissolve as soon as is reasonably possible after the Reorganization. In the event the Reorganization does not occur, the Moderate Fund will continue its operations and the Trustees of the Trust will consider what future action, if any, is appropriate.
          The projected expenses of the Reorganization, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $35,500. The Moderate Fund and the Conservative Fund will each bear its respective expenses incurred in connection with the Reorganization.
          The Reorganization is expected to occur on August 24, 2009. Under applicable legal and regulatory requirements, none of the Moderate Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Reorganization. Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any shareholder of the Moderate Fund may redeem his or her shares pursuant to the Fund’s Prospectuses prior to the Reorganization.
          Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the Board of Trustees of the Trust that proceeding with the Plan is not in the best interests of a Fund or of its shareholders.
          Description of Securities to be Issued. Under the Plan, the Conservative Fund will issue additional shares of the Conservative Fund for distribution to corresponding classes of shares of the Moderate Fund. Under the Trust’s Agreement and Declaration of Trust and By-laws, the Conservative Fund may issue an indefinite number of shares of beneficial interest for each class of shares.
          When the reorganization of the Moderate Fund into the Conservative Fund is consummated, shareholders of A Shares and Institutional Shares will receive the corresponding class of shares of the Conservative Fund having an aggregate NAV equal to the aggregate NAV of the shareholder’s shares in the Moderate Fund.
          There are no material differences between the rights of shareholders of the Moderate Fund and the rights of shareholders of the Conservative Fund. Each share of the Conservative Fund represents an equal proportionate interest with other shares of the Conservative Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Conservative Fund as authorized by the Board of Trustees. Shares of the Conservative Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of the Conservative Fund received by the Moderate Fund in the Reorganization will be issued at NAV without a sales charge, fully paid and non-assessable.
          Dividends and Other Distributions. On or before the Closing Date, the Moderate Fund will declare a dividend which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Moderate Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).
          Federal Income Tax Consequences. The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including any investment in the shares, that are applicable to you as a Moderate Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Moderate Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Moderate Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Moderate Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.
          The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. As a condition to the closing of the Reorganization, each of the Moderate Fund and Conservative Fund will receive an opinion from the law firm of Pepper Hamilton LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for federal income tax purposes, upon consummation of the Reorganization:
(i)	The transfer of all of the assets of the Moderate Fund solely in exchange for shares of the Conservative Fund and the assumption by the Conservative Fund of all of the liabilities of the Moderate Fund, followed by the distribution of the Conservative Fund’s shares to the shareholders of the Moderate Fund in complete liquidation and termination of the Moderate Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each of the Moderate Fund and the Conservative Fund will be a party to the reorganization within the meaning of Section 368(b) of the Code;

(ii)	No gain or loss will be recognized by the Conservative Fund upon the receipt of the assets of the Moderate Fund solely in exchange for the shares of the Conservative Fund and the assumption by the Conservative Fund of the liabilities of the Moderate Fund.

(iii)	No gain or loss will be recognized by the Moderate Fund upon the transfer of all of its assets to the Conservative Fund solely in exchange for shares of the Conservative Fund and the assumption by the Conservative Fund of the liabilities of the Moderate Fund or upon the distribution by the Moderate Fund of the shares of the Conservative Fund to the Moderate Fund’s shareholders in complete liquidation in exchange for their shares of the Moderate Fund.

(iv)	No gain or loss will be recognized by the Moderate Fund’s shareholders upon the exchange of their shares of the Moderate Fund for shares of the Conservative Fund in the Reorganization;

(v)	The aggregate tax basis of the shares of the Conservative Fund received by each shareholder of the Moderate Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Moderate Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Conservative Fund received by a shareholder of the Moderate Fund will include the period during which the shares of the Moderate Fund exchanged therefor were held by such shareholder (provided that the shares of the Moderate Fund were held as a capital asset on the date of the Reorganization); and

(vi)	The tax basis of the assets of the Moderate Fund acquired by the Conservative Fund will be the same as the tax basis of such assets to the Moderate Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Conservative Fund will include the period during which the assets were held by the Moderate Fund.
          The opinion is limited to the issues set forth above and does not address any other tax issues, including without limitation, the following: (1) the effect of the Reorganization on (i) the Funds (x) with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, or (y) with respect to any stock held of a passive foreign investment company as defined in Section 1297(a) of the Code, or (ii) any Moderate Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting and (2) any other federal, state, local or foreign tax issues of any kind.
          No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Moderate Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Moderate Fund shares and the fair market value of the shares of the Conservative Fund it receives. In addition, the Moderate Fund would recognize gain on the transfer of its assets in exchange for the Conservative Fund’s shares equal to the difference between the Moderate Fund’s tax basis in its assets and the fair market value of the Conservative Fund’s shares received.
          The Conservative Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Moderate Fund and its shareholders.
          Prior to the Reorganization, the Moderate Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gain, if any, through the Reorganization. Such distributions will represent ordinary income or, to the extent the Moderate Fund’s net long-term capital gains exceed its capital loss carryforwards, capital gain distributions to its shareholders. Even if reinvested in additional shares of the Moderate Fund, which would be exchanged for shares of the Conservative Fund in the Reorganization, such distributions will be taxable at the rates applicable to ordinary income and capital gain distributions, respectively.
          If portfolio assets of the Moderate Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Moderate Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Moderate Fund’s shareholders as capital gains (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.
          In addition, as of May 29, 2009, the Conservative Fund had estimated capital loss carryforwards of $149,730 for the taxable year ending June 30, 2009 and deferred post-October capital losses of $373,573. The amount of the Conservative Fund’s capital loss carryforwards as of the date of the Reorganization may differ substantially from the amount estimated. The amount of the losses calculated as of the date of the Reorganization available to offset the Conservative Fund’s capital gains in any given year will be limited due to this Reorganization.
          U.S. federal income tax law permits a regulated investment company to carry forward net capital losses for a period of up to eight taxable years. The Reorganization will cause the tax years of the Moderate Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of the Conservative Fund to use its carryforwards. This limitation, imposed by Section 382 of the Code, is imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The limitation under Section 382 of the Code will apply to loss carryforwards of the Conservative Fund since its shareholders will hold less than 50% of the outstanding shares of the Conservative Fund immediately following the Reorganization. The Section 382 limitation as to the Conservative Fund generally will equal the product of the net asset value of the Conservative Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at such time. If the amount of the limitation exceeds the Conservative Fund’s capital gains in any post-Reorganization year, the excess limitation amount carries forward and may be added to the limitation in the next year, subject to the overall eight year limitation. As of May 2009, the long-term tax-exempt rate is 4.52%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization.
          In certain instances Section 384 of the Code may prohibit the Conservative Fund from using the Moderate Fund’s loss carryforwards and unrealized losses against the Conservative Fund’s unrealized gains, each as of the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. Similarly, Section 384 of the Code may prohibit the Conservative Fund from using its unrealized losses to offset the unrealized gains inherent in the Moderate Fund’s assets, each at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. The restrictions under Section 384 depend on the amount of each Fund’s unrealized gains at the time of the Reorganization, if any. The restriction will not apply to the unrealized losses of a Fund which is a party to the Reorganization if the unrealized gains of the other Fund do not exceed the lesser of 15% of the fair value of the assets of such Fund at the time of the Reorganization or $10 million. Based on the unrealized gains of the Funds as of May 29, 2009, the Funds do not expect the limitations imposed under Section 384 of the Code to limit the Funds’ ability to offset unrealized gains at the time of the Reorganization.
          The ability of the Conservative Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Thus, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, the Conservative Fund’s capital loss carryforwards may become permanently unavailable where the limitation applies. To the extent the Conservative Fund is able to utilize its capital loss carryforwards, its unrealized losses, and the Moderate Fund’s unrealized losses, the tax benefits resulting from those losses will be shared by both the Moderate Fund and the Conservative Fund shareholders following the Reorganization. Therefore, a Conservative Fund or Moderate Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.
          You are urged to consult your tax advisors and financial planners as to the federal, state, local and other tax consequences of the Reorganization in light of your individual circumstances including the applicability and effect of possible changes in any applicable tax laws.
Capitalization. The following table shows on an unaudited basis the capitalization of each of the Moderate Fund and the Conservative Fund as of May 29, 2009 and on a pro forma combined basis, giving effect to the reorganization of the assets and liabilities of the Moderate Fund into the Conservative Fund at net asset value as of May 29, 2009.

							Pro Forma
							After
							Reorganization
	Moderate		Conservative		Pro Forma		Conservative
	Fund		Fund		Adjustments		Fund (a)
		Institutional		Institutional		Institutional		Institutional
	A Shares	Shares	A Shares	Shares	A Shares	Shares	A Shares	Shares
Net Asset Value	$11,837,486	$15,229,369	$3,188,406	$11,703,003	—	—	$15,025,892	$26,932,372
Shares Outstanding	1,467,625	1,881,771	351,768	1,288,520	(161,629)	(204,991)	1,657,764	2,965,300
Net Asset Value per Share	$8.07	$8.09	$9.06	$9.08	—	—	$9.06	$9.08

(a)	Assumes the Reorganization was consummated on June 1, 2009 and is for information purposes only. No assurance can be given as to how many shares of the Conservative Fund will be received by the shareholders of the Moderate Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Conservative Fund that actually will be received on or after such date.
REASONS FOR THE REORGANIZATION
          Based on the considerations described below, the Board of Trustees, including the Trustees who are deemed to be independent trustees (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), separately on behalf of each of the Funds, has determined that the Reorganization would be in the best interests of the Moderate Fund and the Conservative Fund and that the interests of the Moderate Fund’s and the Conservative Fund’s existing shareholders would not be diluted as a result of the Reorganization.
          At a meeting of the Board of Trustees of the Trust held on May 28, 2009, RSMC presented the Plan to the Trustees and provided the Trustees with data and analysis regarding the proposed Reorganization. At the meeting, the Board considered a number of factors, including the following:
•	The relative growth in assets of the Moderate Fund and the Conservative Fund. The Board concluded that the Reorganization may result in better prospects for growth.

•	The Moderate Fund and the Conservative Fund have substantially similar policies and restrictions. The Board also considered the differences in the investment objectives of each Fund. After considering the differences in the investment objectives, the Board concluded that it did not believe the investment objectives were inconsistent with each other.

•	The relative short- and long-term investment performance of the Funds. The Board considered that the Conservative Fund had outperformed the Moderate Fund for the 1-year, 2-year, 3-year and 5-year periods.

•	The relative expense ratios of the Funds and the anticipated impact of the proposed Reorganization on the expense ratio of the Conservative Fund. The Board also considered that the gross expense ratio for the Conservative Fund after the proposed Reorganization would be lower than the current gross expense ratio for each Fund. The Board considered that the expense ratio net of fee waivers for the Funds were identical and that the anticipated expense ratio net of fee waivers for the Conservative Fund after the proposed Reorganization would remain the same.

•	Each Fund’s allocation among asset classes (the allocations and/or actual holdings) and the pro forma asset allocation for the Conservative Fund after the proposed Reorganization.

•	The anticipated federal income tax consequences of the proposed Reorganization with respect to each Fund and its shareholders. The existence of capital loss carryforwards was not a significant factor in the Board’s decision to approve the reorganization.

•	The potential benefits of the proposed Reorganization for the shareholders of the Moderate Fund and the Conservative Fund.
          The Board considered that the portfolios of the Funds have similar holdings, which should allow for a relatively smooth transition for shareholders of the Moderate Fund should the proposed Reorganization be approved. The Board considered that the Funds have substantially similar investment strategies and are managed by the same investment adviser and sub-adviser. The Board also considered that the policies and risks of the Moderate Fund are substantially similar to the policies and risks of the Conservative Fund.
          In deciding whether to recommend approval of the Reorganization to shareholders, the Board also considered the fees and expense ratios of the Conservative Fund and the Moderate Fund and the impact of existing and proposed contractual fee waivers on such expense ratios. The Board also considered the effect of the Reorganization on annual fund operating expenses and shareholder fees and services. The Board considered the potential benefits afforded by a larger fund through economies of scale from the spreading of fixed costs over a larger asset base, although there can be no assurance that operational savings will be realized. RSMC informed the Board that the Reorganization will be structured as a tax-free reorganization. RSMC also informed the Board that each of the Moderate Fund and the Conservative Fund will bear its respective expenses incurred in connection with the Reorganization.
          The Board approved the Plan, concluding that the Reorganization is in the best interests of the Moderate Fund and the Conservative Fund and that no dilution of value would result to the shareholders of either Fund from the Reorganization. The Board then decided to recommend that shareholders of the Moderate Fund vote to approve the Reorganization. The Trustees approving the Plan and making the foregoing determinations included all of the Independent Trustees.
ADDITIONAL INFORMATION ABOUT THE FUNDS
          Information about the Funds is incorporated by reference into this Proxy Statement/Prospectus from the Prospectuses and SAI, forming a part of the Trust’s Registration Statement on Form N-1A (File Nos. 33-84762 and 811-08648). The Annual and Semi-Annual Reports to Shareholders, dated June 30, 2008 and December 31, 2008, respectively, for each Fund, are incorporated by reference herein. You may receive a copy of the most recent Prospectuses, SAI, Annual Report and Semi-Annual Report, without charge, on the Trust’s website at www.wilmingtonfunds.com or by calling (800) 336-9970. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling (800) 336-9970.
          You can copy and review information about the Funds at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
REQUIRED VOTE AND BOARD’S RECOMMENDATION
          Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. If the shareholders of the Moderate Fund do not approve the Plan, the Board of Trustees may consider other possible courses of action for the Moderate Fund, including liquidation and dissolution.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
MODERATE FUND VOTE “FOR” THE PROPOSAL.
* * *
LEGAL MATTERS
          The validity of the shares offered hereby will be passed upon for the Funds by Pepper Hamilton LLP.
FINANCIAL STATEMENTS
          The unaudited financial statements of the Funds for the six months ended December 31, 2008 have been incorporated herein by reference. The audited financial statements of the Funds for the fiscal year ended June 30, 2008 have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, the Funds’ independent registered public accounting firm, given on their authority as experts in accounting and auditing.
VOTING INFORMATION
          Shareholders of the Moderate Fund are entitled to one vote for each Fund share held at the close of business on June 26, 2009 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Moderate Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.
          If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact PNC Global Investment Servicing toll-free at (877) 456-6399.
          Revocation of Proxy. Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Moderate Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Moderate Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement/Prospectus.
          Quorum Requirement. The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Moderate Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Moderate Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Moderate Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions will have the effect of a “no” vote on the Proposal. Broker non-votes will have the effect of a “no” vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute “yes” or “no” votes for the Proposal and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting.

          Shareholdings Information. Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.
          As of the record date, the Moderate Fund and the Conservative Fund had                      and                      shares, respectively, issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds:

Percentage
Ownership of
		Percentage	Total	Combined
		Ownership	Number of	Portfolio after the
Fund	Name and Address	of Fund	Shares	Reorganization[1]
Moderate Fund

Conservative Fund

[1]	On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as the record date.

[2]	Record holder

[3]	Beneficial holder
          Wilmington Trust Company, an affiliate of RSMC, the Moderate Fund and the Conservative Fund, acts as the trustee of several shareholder accounts of the Moderate Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Moderate Fund held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Moderate Fund’s shares that are issued and outstanding. As of the Record Date, each Trustee’s individual shareholdings of the Moderate Fund constituted less than 1% of the outstanding shares of the Moderate Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Moderate Fund.
OTHER MATTERS
          No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.
          PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of WT Mutual Fund Edward W. Diffin, Jr. Secretary

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
          This Agreement and Plan of Reorganization (this “Agreement”) is made as of this 5th day of June 2009, by and between WT Mutual Fund, a Delaware statutory trust (the “Trust”), on behalf of its Wilmington Moderate Asset Allocation Fund (the “Moderate Fund”), and the Trust on behalf of its Wilmington Conservative Asset Allocation Fund (the “Conservative Fund”).
          WHEREAS, the parties wish to enter into a plan of reorganization (the “Plan”) which will consist, among other things, of the transfer of assets of the Moderate Fund to the Conservative Fund in exchange for shares of the Conservative Fund (the “Shares”) and the assumption by the Conservative Fund of the Moderate Fund’s liabilities, followed by the distribution of the Shares by the Moderate Fund to its shareholders in complete liquidation and termination of the Moderate Fund; and
          WHEREAS, the parties intend that the transactions described in the preceding paragraph constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and
          WHEREAS, the reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement, which is intended to be and is adopted by the Trust, on its own behalf and on behalf of each of the Moderate Fund and the Conservative Fund, as a “plan of reorganization” within the meaning of Section 368 of the Code;
          WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Plan is in the best interests of the shareholders of the Moderate Fund and the Conservative Fund, respectively, and that their interests would not be diluted as a result of the transactions contemplated thereby.
          NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:
ARTICLE I
TRANSFER OF ASSETS AND LIABILITIES
               Section 1.1. Transfer of Assets and Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereafter defined), the Moderate Fund shall transfer all of its assets to the Conservative Fund. In exchange therefor, the Conservative Fund shall assume all of the liabilities of the Moderate Fund and deliver to the Moderate Fund a number of “A Shares” and “Institutional Shares” of the Conservative Fund which is equal to (i) the aggregate net asset value attributable to each such Class of shares of the Moderate Fund at the close of business on the day preceding the Closing Date, divided by (ii) the net asset value per share of such Class of shares of the Conservative Fund outstanding at the close of business on the day preceding the Closing Date.
               Section 1.2. Liquidation of Moderate Fund. Immediately after the transfer of assets provided for in Section 1.1, the Moderate Fund shall completely liquidate and shall distribute pro rata to each Class of its shareholders of record in proportion to their respective numbers of shares of each Class held by such shareholders, determined as of the close of business on the day preceding the Closing Date, the same Class of Shares received by the Moderate Fund pursuant to Section 1.1.
               Section 1.3. No Issuance of Share Certificates. The Moderate Fund shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Conservative Fund in the names of its shareholders and transferring to its shareholders the Shares credited to the account of the Moderate Fund on the books of the Conservative Fund. No certificates evidencing Shares shall be issued.

               Section 1.4. Time and Date of Valuation. The number of Shares to be issued by the Conservative Fund to the Moderate Fund shall be computed as of 4:00 p.m. (Eastern time) on the date preceding the Closing Date in accordance with the regular practices of the Moderate Fund, the Conservative Fund and the Trust.
               Section 1.5. Closing Time and Place. The Closing Date shall be August 24, 2009, or such later date on which all of the conditions set forth in Article II have been fulfilled or otherwise waived by the parties hereto, but in any event not later than August 31, 2009, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization contemplated by the Plan (the “Closing”) shall be held at 10:00 a.m. (Eastern time) at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, or such other time and/or place as the parties may mutually agree.
               Section 1.6. Delay of Valuation. If on the business day preceding the Closing Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
               Section 1.7. Termination of Moderate Fund. As promptly as practicable after the Closing, the Moderate Fund shall dissolve.
               Section 1.8. Transfer Taxes. Any transfer taxes payable upon issuance of the Shares in a name other than the registered holder of the Moderate Fund shares on the books of the Moderate Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Shares are to be issued and transferred.
               Section 1.9. Reporting Responsibility. Any reporting responsibility of the Moderate Fund (including regulatory and tax reporting responsibility) shall become the responsibility of the Conservative Fund at the Closing Date.
ARTICLE II
CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THE
REORGANIZATION.
          The respective obligation of each party to effect the reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
               Section 2.1. Shareholder Approval. On or prior to the Closing Date, the shareholders of the Moderate Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Delaware law and the 1940 Act.
               Section 2.2. No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.
               Section 2.3. Consents. All consents of the other party and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party or the Trust.

               Section 2.4. Effective Registration Statement. The Form N-1A Registration Statement of the Trust and the Form N-14 Registration Statement of the Trust with respect to the Shares shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.
               Section 2.5. Tax Opinion. Each of the Moderate Fund and the Conservative Fund shall have received an opinion of Pepper Hamilton LLP substantially to the effect that, based on certain representations, qualifications and assumptions, for federal income tax purposes:
(i)	The transfer of all of the assets of the Moderate Fund solely in exchange for Shares and the assumption by the Conservative Fund of all of the liabilities of the Moderate Fund, followed by the distribution of the Shares by the Moderate Fund to its shareholders in complete liquidation and termination of the Moderate Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each of the Conservative Fund and the Moderate Fund will be a party to a reorganization within the meaning of Section 368(b) of the Code;

(ii)	No gain or loss will be recognized by the Conservative Fund upon the receipt of the assets of the Moderate Fund solely in exchange for Shares and the assumption by the Conservative Fund of the liabilities of the Moderate Fund.

(iii)	No gain or loss will be recognized by the Moderate Fund upon the transfer of all of its assets to the Conservative Fund solely in exchange for the Shares and the assumption by the Conservative Fund of the liabilities of the Moderate Fund, or upon the distribution of the Shares to the Moderate Fund’s shareholders in complete liquidation in exchange for their shares of the Moderate Fund.

(iv)	No gain or loss will be recognized by the Moderate Fund’s shareholders upon the exchange of their shares of the Moderate Fund for Shares in the Reorganization;

(v)	The aggregate tax basis of the Shares received by each shareholder of the Moderate Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Moderate Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the Shares received by a shareholder of the Moderate Fund will include the period during which the shares of the Moderate Fund exchanged therefor were held by such shareholder (provided that the shares of the Moderate Fund were held as a capital asset on the date of the Reorganization); and

(vi)	The tax basis of the assets of the Moderate Fund acquired by the Conservative Fund will be the same as the tax basis of such assets to the Moderate Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Conservative Fund will include the period during which the assets were held by the Moderate Fund.
          No opinion, however, will be expressed as to: (1) the effect of the Reorganization on (i) the Moderate Fund or the Conservative Fund (x) with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of the taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, or (y) with respect to any stock held of a passive foreign investment company as defined in Section 1297(a) of the Code or (ii) any shareholder of the Moderate Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
               Section 2.6. Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President or a Vice-President of the Trust shall have executed a certificate to such effect.
               Section 2.7. Statement of Assets and Liabilities. The Moderate Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of its Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          The parties represent and warrant as follows:
               Section 3.1. Structure and Standing. Each party represents and warrants that it is duly organized as a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and conduct its business.
               Section 3.2. Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust; this Agreement does not violate, and its performance will not result in violation of, any provision of the Declaration of Trust of the Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
               Section 3.3. Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
               Section 3.4. Fund Assets. The Moderate Fund represents and warrants that on the Closing Date the assets received by the Conservative Fund from the Moderate Fund will be delivered to the Conservative Fund as provided in Section 1.1 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Moderate Fund and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Section 1.1.
               Section 3.5. The Shares. The Conservative Fund represents and warrants that on the Closing Date (a) the Shares to be delivered to the Moderate Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the Conservative Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof; (c) the Moderate Fund will acquire the Shares free and clear of all liens pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Trust and without any restriction on the transfer thereof; and (d) the Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.
               Section 3.6. Tax Status and Filings. Each of the Moderate Fund and the Conservative Fund (the “Funds”) represents and warrants that:
               (a) At the Closing Date, all federal and other tax returns and reports of the Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes due and payable shall have been paid, or provision shall have been made for the payment thereof. To the best of the Funds knowledge, no such return is currently under audit by the IRS or any state or local tax authority, and no assessment has been asserted with respect to such returns.
               (b) For each fiscal year of its operation, the Funds have met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and have distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward).
               Section 3.7. Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete and will comply in all material respects with federal securities and other laws and regulations applicable thereto.
               Section 3.8. Acquisition of the Shares. The Moderate Fund represents and warrants that the Shares it acquires pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.
               Section 3.9. Financial Statements. Each party represents and warrants that its Statement of Assets and Liabilities as of December 31, 2008, provided to the other party has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly reflects the financial condition of such party as of such date, and there are no known contingent liabilities of such party as of such date not disclosed therein.
               Section 3.10. No Adverse Changes. Each party represents and warrants that since December 31, 2008, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by the other party (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute a material adverse change).
               Section 3.11. Proxy Statement. Each party represents and warrants that the Combined Proxy Statement and Prospectus contained in the Registration Statement on Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such party) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact with respect to such party or omit to state a material fact required to be stated therein with respect to such party or necessary to make the statements therein with respect to such party, in light of the circumstances under which such statements were made, not materially misleading.
ARTICLE IV
COVENANTS
               Section 4.1. Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.
               Section 4.2. Shareholder Meeting. The Moderate Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the reorganization contemplated by this Agreement.

               Section 4.3. Preparation of Combined Proxy Statement and Prospectus. As soon as reasonably practicable after the execution of this Agreement, the Trust, on behalf of the Moderate Fund, shall prepare and file a combined prospectus and proxy statement with respect to the reorganization with the United States Securities and Exchange Commission in form and substance satisfactory to both parties, and shall use its best efforts to provide that the combined prospectus and proxy statement can be distributed to the shareholders of the Moderate Fund as promptly thereafter as is practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.
               Section 4.4. Fees and Expenses. Whether or not this Agreement is consummated, each party shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.
               Section 4.5. Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.
               Section 4.6. Moderate Fund Liabilities. The Moderate Fund will use its best efforts to discharge all of its financial liabilities and obligations prior to the Closing Date.
          Section 4.7. Prior to the closing, the Moderate Fund will have declared a dividend which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Moderate Fund’s investment company taxable income for taxable years ending on or prior to closing, and all of its net capital gains, if any, realized in taxable years ending on or prior to closing.
          Section 4.8. Subject to the provisions of this Agreement, the Conservative Fund and the Moderate Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
          Section 4.9. The Conservative Fund and the Moderate Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
          Section 4.10. The Conservative Fund will use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
ARTICLE V
TERMINATION, AMENDMENT AND WAIVER
               Section 5.1. Termination. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if
               (a) either party shall have breached any material provision of this Agreement; or
               (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or
               (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

               Section 5.2. Effect of Termination. In the event of any termination pursuant to Section 5.1, there shall be no liability for damage on the part of either party to the other party.
               Section 5.3. Amendment. This Agreement contains the entire agreement of the parties with respect to the reorganization contemplated by the Plan and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.
               Section 5.4. Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Moderate Fund or the Conservative Fund, respectively.
ARTICLE VI
GENERAL PROVISIONS
               Section 6.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
               Section 6.2. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
               Section 6.3. Recourse. All persons dealing with the Conservative Fund or the Moderate Fund must look solely to the property of the Conservative Fund or the Moderate Fund for the enforcement of any claims against the Conservative Fund or the Moderate Fund, respectively, as neither the trustees, directors, officers, agents nor shareholders of the Conservative Fund or the Moderate Fund assume any personal liability for obligations entered into on behalf of the Conservative Fund or the Moderate Fund, respectively.

               Section 6.4. Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to either party at:
WT Mutual Fund
1100 North Market Street
Wilmington, DE 19890
Attn: Edward W. Diffin, Jr., Secretary

with a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, PA 19103
Attn: Joseph V. Del Raso
          IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

WT MUTUAL FUND, on behalf of its Wilmington Moderate Asset Allocation Fund

By:	/s/ John J. Kelley
John J. Kelley, President

WT MUTUAL FUND, on behalf of its Wilmington Conservative Asset Allocation Fund

By:	/s/ John J. Kelley
John J. Kelley, President

WT MUTUAL FUND
1100 North Market Street
Wilmington, DE 19890
STATEMENT OF ADDITIONAL INFORMATION
                    , 2009
          This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the Combined Proxy Statement/Prospectus dated                     , 2009, for the Special Meeting of Shareholders of the Wilmington Moderate Asset Allocation Fund (the “Moderate Fund”) of WT Mutual Fund (the “Trust”), a Delaware statutory trust, to be held on August 21, 2009. A copy of the Combined Proxy Statement/Prospectus is available upon request and without charge by calling (800) 336-9970.
          This SAI, relating specifically to the proposed reorganization of the Moderate Fund into the Wilmington Conservative Asset Allocation Fund (the “Conservative Fund”) of the Trust, consists of this cover page and the Statement of Additional Information for the Asset Allocation Funds, dated November 1, 2008, as amended or supplemented from time to time (“SAI”), which is incorporated by reference herein. The Annual Report and Semi-Annual Report to Shareholders, dated June 30, 2008 and December 31, 2008, respectively, are incorporated by reference herein. You may receive a copy of the most recent SAI, Annual Report for each Fund and Semi-Annual Report for each Fund, without charge, on the Trust’s website at www.wilmingtonfunds.com or by calling (800) 336-9970.
          It is anticipated that upon consummation of the Reorganization, securities will not need to be sold in order for the Conservative Fund to comply with its prospectus restrictions. Pro forma financial statements required by Rule 11-01 of Regulation S-X are attached hereto as Appendix I.

B-1

APPENDIX I
          The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on January 1, 2008. The unaudited pro forma statement of operations reflects expenses for the twelve months ended December 31, 2008. The pro forma financial statements give effect to the proposed exchange of shares of the Conservative Fund for the assets and liabilities of the Moderate Fund, with the Conservative Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with U.S. generally accepted accounting principles. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the Conservative Fund will sell any securities of the Moderate Fund acquired in the Reorganization other than in the ordinary course of business.

I-1

Wilmington Conservative Asset Allocation Fund
Pro Forma — Portfolio of InvestmentsA as of December 31, 2008 (Unaudited)
Based on the Conservative Asset Allocation Fund’s acquisition of the Moderate Asset Allocation Fund
(Percentages based on Total Investments of the Pro Forma Combined Portfolio)

					(Combined Fund)
					Pro Forma
	(Target Fund)		(Acquiring Fund)		Combined
	Wilmington		Wilmington		Wilmington
	Moderate Asset		Conservative Asset		Conservative Asset
	Allocation Fund		Allocation Fund		Allocation Fund
	Shares/	Market	Shares/	Market	Shares/	Market
	Par	Value ($)	Par	Value ($)	Par	Value ($)

Affiliated Investment Companies* — 94.96%

Wilmington Multi-Manager Large-Cap Fund	748,329	$6,270,996	168,118	$1,408,827	916,447	$7,679,823

Wilmington Small-Cap Strategy Fund	223,831	1,463,857	35,554	232,520	259,385	1,696,377

Wilmington Multi-Manager International Fund	1,126,013	5,562,502	287,170	1,418,621	1,413,183	6,981,123

Wilmington Multi-Manager Real Asset Fund	293,027	3,387,394	114,876	1,327,969	407,903	4,715,363

Wilmington Short/Intermediate-Term Bond Fund	920,224	9,579,532	566,265	5,894,815	1,486,489	15,474,347

Wilmington Prime Money Market Fund	213,469	213,469	49,240	49,240	262,709	262,709

Total Affiliated Investment Companies (Moderate Fund — $32,718,027, Conservative Fund — $11,919,394 and Combined Fund Cost — $44,637,421)		26,477,750		10,331,992		36,809,742

Non-Affiliated Investment Companies* — 5.04%

Vanguard Intermediate-Term Investment Grade Fund	161,381	1,395,944	64,649	559,217	226,030	1,955,161

Total Non-Affiliated Investment Companies (Moderate Fund — $1,400,776, Conservative Fund — $561,152 and Combined Fund Cost — $1,961,928)		1,395,944		559,217		1,955,161

Total Investments — 100.00% (Moderate Asset Allocation Fund Cost — $34,118,803, Conservative Asset Allocation Fund Cost — $12,480,546, and Combined Fund Cost — $46,599,349)		27,873,694		10,891,209		38,764,903

A	No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, securities would not need to be sold in order for the Acquiring Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund’s business and operations.

*	The Funds are invested in the Institutional Shares of the Affiliated and Non-Affiliated Investment Companies.

Wilmington Conservative Asset Allocation Fund
Pro Forma Statement of Assets and Liabilities
As of December 31, 2008
(Unaudited)

		(Acquiring		Pro Forma
	(Target Fund)	Fund)		Combined
	Wilmington	Wilmington		Wilmington
	Moderate	Conservative		Conservative
	Asset	Asset		Asset
	Allocation	Allocation	Pro Forma	Allocation
	Fund	Fund	Adjustments	Fund
Assets:

Investments in affiliated investment companies, at market value*	$26,477,750	$10,331,992	$—	$36,809,742

Investments in non-affiliated investment companies, at market value**	1,395,944	559,217	—	1,955,161
Receivable for fund shares sold	50,980	4,000	—	54,980
Receivable for investments sold	—	22,000	—	22,000
Receivable from Adviser	4,892	8,525	—	13,417
Interest receivable	62	28	—	90

Other assets	17,483	16,834	—	34,317

Total assets	27,947,111	10,942,596	—	38,889,707

Liabilities:
Payable for fund shares redeemed	329,562	71,551	—	401,113

Payable for investments purchased	71,000	—	—	71,000

Other accrued expenses	37,954	19,952	—	57,906

Total Liabilities	438,516	91,503	—	530,019

Net Assets	$27,508,595	$10,851,093	$—	$38,359,688

Net Assets consist of:
Paid-in capital	$35,056,715	$12,798,868	$—	$47,855,583
Undistributed net investment income	214,412	102,829	—	317,241
Accumulated net realized loss on investments	(1,517,423)	(461,267)	—	(1,978,690)
Net unrealized depreciation of investments	(6,245,109)	(1,589,337)	—	(7,834,446)

Net Assets	$27,508,595	$10,851,093	$—	$38,359,688

Net Assets by share class:
Institutional Shares	$15,694,589	$7,765,488	$—	$23,460,077

A Shares	11,814,006	3,085,605	—	14,899,611

	$27,508,595	$10,851,093	$—	$38,359,688

		(Acquiring			Pro Forma
	(Target Fund)	Fund)			Combined
	Wilmington	Wilmington			Wilmington
	Moderate	Conservative			Conservative
	Asset	Asset			Asset
	Allocation	Allocation	Pro Forma		Allocation
	Fund	Fund	Adjustments		Fund
Shares of beneficial interest outstanding ($0.01 par value, unlimited authorized shares):

Institutional Shares	2,003,087	874,074	(236,514	) (1)	2,640,647

A Shares	1,512,315	347,848	(180,494	) (2)	1,679,669

Net Asset Value Per Share:
Institutional Shares (net asset value, offering and redemption price)	$7.84	$8.88			$8.88

A Shares (net asset value (NAV) and redemption price)	$7.81	$8.87			$8.87

A Shares (offering price — NAV / 0.965)	$8.09	$9.19			$9.19

* Investments in affiliated investment at cost	$32,718,027	$11,919,394	$—		$44,637,421

** Investments in non-affiliated investment at cost	$1,400,776	$561,152	$—		$1,961,928
(1)	Institutional Shares of the Wilmington Moderate Asset Allocation Fund will be exchanged for Institutional Shares of the Wilmington Conservative Asset Allocation Fund.

(2)	A Shares of the Wilmington Moderate Asset Allocation Fund will be exchanged for A Shares of the Wilmington Conservative Asset Allocation Fund.

Wilmington Conservative Asset Allocation Fund
Pro Forma Statement of Operations
For the Twelve Months Ended December 31, 2008
(Unaudited)

	(Target Fund)					Pro Forma
	Wilmington		(Acquiring Fund)			Combined
	Moderate		Wilmington			Wilmington
	Asset		Conservative			Conservative
	Allocation		Asset	Pro Forma		Asset
	Fund		Allocation Fund	Adjustments		Allocation Fund
Investment Income:
Dividends from investment companies	$975,335		$407,761	$—		$1,383,096

Expenses:
Advisory fees	—		—	—		—
Administration Fees	4,745		1,609	—		6,354
Sub-administration and accounting	32,373		32,309	(15,256	) (1)	49,426
Custody fees	9,344		12,637	(8,707	) (1)	13,274

Transfer agent fees	21,034		4,961	(1,555	) (1)	24,440

Distribution fees — A Shares	36,488		10,044	—		46,532

Professional fees	48,666		37,803	(17,294	) (2)	69,175

Reports to shareholders	16,874		10,758	(8,290	) (2)	19,342

Registration fees	25,782		25,403	(18,355	) (2)	32,830

Trustees’ fees	25,566		25,566	(21,132	) (2)	30,000

Compliance services	6,932		6,925	(5,557	) (2)	8,300

Other	8,303		6,585	(5,788	) (2)	9,100

Reorganization expenses	35,500	(3)	—	(35,500	) (3)	—

Total expenses before fee waivers and expense reimbursements	271,607		174,600	(137,434)		308,773

Advisory fees waived	(57,229	) (3)	(96,474)	129,672		(24,031)
Sub-administration and accounting fees waived	(4,656)		(9,316)	7,762		(6,210)

Total expenses, net	209,722		68,810	—		278,532

Net investment income	765,613		338,951	—		1,104,564

	(Target Fund)			Pro Forma
	Wilmington	(Acquiring Fund)		Combined
	Moderate	Wilmington		Wilmington
	Asset	Conservative		Conservative
	Allocation	Asset	Pro Forma	Asset
	Fund	Allocation Fund	Adjustments	Allocation Fund
Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(1,907,133)	(734,892)	—	(2,642,025)
Realized gain distribution received from investment companies	496,828	159,438	—	656,266

Net change in unrealized appreciation (depreciation) on investments	(8,804,699)	(1,656,368)	—	(10,461,067)

Net gain on investments	(10,215,004)	(2,231,822)	—	(12,446,826)

Net increase (decrease) in net assets resulting from operations:	$(9,449,391)	$(1,892,871)	—	$(11,342,262)

(1)	Based on contracts in effect with the Wilmington Conservative Asset Allocation Fund.

(2)	Decrease due to the elimination of duplicative expenses achieved by merging the Funds.

(3)	Total expenses and advisor reimbursement of the Wilmington Moderate Asset Allocation Fund have been adjusted to reflect the $35,500 of reorganization expenses to be borne by the Fund prior to the merger.

Notes to Pro Forma Financial Statements
(Unaudited)
1.	Description of the Fund. The Wilmington Conservative Asset Allocation Fund (the “Conservative Fund” or “Fund”), a series of WT Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the ‘‘Trustees’’) to establish series of shares each of which constitutes a series separate and distinct from the shares of other series. As of December 31, 2008, the Trust offered 17 series. The Fund will primarily invest in other open-ended investment companies (mutual funds) that are series of the Trust (collectively, the “Affiliated Underlying Funds”). The Fund will also invest in other mutual funds that are not series of the Trust (collectively, the “Non-Affiliated Underlying Funds”). The Affiliated and Non-Affiliated Underlying Funds include funds that invest in U.S. and foreign equity securities, debt securities and money market instruments. The Underlying Funds’ financial statements are included in separate reports.

The Fund offers Institutional Shares and A Shares. Each class of shares has identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are available to all investors and are subject to a Rule 12b-1 distribution fee, sub-transfer agent fee and a front-end sales charge of 3.50%. All shareholders bear the common expenses of the Fund based on the daily net assets of each class, without distinction between share classes.

2.	Basis of Combination. The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Wilmington Moderate Asset Allocation Fund (the “Moderate Fund” or “Target Fund”), a series of the Trust, by the Conservative Fund as if such acquisition had taken place as of January 1, 2008.

Under the terms of the Plan of Reorganization, the combination of the Moderate Fund and the Conservative Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Moderate Fund in exchange for shares of the Conservative Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Moderate Fund and the Conservative Fund have been combined as of and for the twelve months ended December 31, 2008. Following the acquisition, the Conservative Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving Fund and the results of operations for the pre-combination periods of the surviving Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Conservative Fund and the Moderate Fund included in their respective annual reports dated June 30, 2008 and semi-annual reports dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Moderate Fund by the Conservative Fund had taken place as of January 1, 2008.

3.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

Portfolio Valuation. Investments in the Underlying Funds are valued at each fund’s net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Price information for listed securities is taken from the exchange where the security is primarily traded. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund’s Board of Trustees determines that this does not represent fair value. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

The Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157 (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	Level 1 –	Level 2 –	Level 3 –
	Quoted	Significant	Significant
Funds	Prices	Observable Inputs	Unobservable Inputs	Total
Assets:
Investments in Securities (Market Value)

Conservative Asset Allocation Fund	$38,764,903	—	—	$38,764,903
Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of premium and accretion of discount. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

In addition to the expenses reflected on the statement of operations, the Fund indirectly bears the investment advisory fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds have varying expense and feel levels, and the Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

Class Accounting. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

Distributions to shareholders. Distributions from net investment income, if any, are declared and paid to shareholders quarterly. Distributions from net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Advisory Fees Other Transactions with Affiliates. Rodney Square Management Corporation (“RSMC”), a wholly owned subsidiary of Wilmington Trust Corporation, serves as an investment adviser to the Fund. RSMC does not receive a fee directly from the Fund for its services. Wilmington Trust Investment management, LLC (‘‘WTIM’’), also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM does not receive a fee from the Fund for its services. RSMC serves as investment adviser for each of the Affiliated Underlying Funds, and WTIM serves as sub-adviser for each of the Affiliated Underlying Funds.

RSMC has contractually agreed to reimburse operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses excluding class-specific expenses (such as Rule 12b-1 or shareholder services fees) exceed 0.50% of average daily net assets until July 1, 2013.

The Trust’s Chief Compliance Officer is employed and compensated by RSMC. RSMC provides compliance services to the Trust pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance Officer’s total compensation. The fees for these services for the twelve months ended December 31, 2008 are shown separately on the Statement of Operations.

RSMC provides administrative services to the Fund pursuant to an Administration Agreement. For these services, the Trust pays RSMC a fee at the annual rate of 0.0185% of the Trust’s first $2 billion of total aggregate daily net assets; 0.0175% of the Trust’s next $2 billion of total aggregate daily net assets; 0.0125% of the Trust’s next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust’s total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the twelve months ended December 31, 2008 are shown separately on the Statement of Operations.

PNC Global Investment Servicing (U.S.), Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Fund.

Compensation of Trustees and Officers. Except for the Trust’s Chief Compliance Officer, Trustees and Officers of the Fund who are employees or officers of RSMC or WTIM do not receive any compensation from the Fund. Trustees of the Fund, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Fund. Under a Deferred Compensation Plan (the “Plan”) adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

Distribution Fees. The A Shares of the Fund have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay a fee for the sale and distribution of A Shares, and for services provided to A Shares shareholders. The 12b-1 Plan provides for a maximum distribution fee at an annual rate of 0.25% of the Fund’s average daily net assets of the A Shares.

Wilmington Trust Company (‘‘WTC’’), an affiliate of RSMC, serves as custodian to the Fund and PFPC Trust Company serves as sub-custodian to the Fund. The Fund pays WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the twelve months ended December 31, 2008 are shown separately in the Statement of Operations.

5.	Capital Share Transactions. The pro forma net asset value per share assumes the issuance of shares of the Conservative Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value per share of shares of the Moderate Fund, as of December 31, 2008, divided by the net asset value per share of the shares of the Conservative Fund as of December 31, 2008 multiplied by the number of shares outstanding of the Moderate Fund. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2008:

	Shares of	Additional Shares	Total Outstanding
	Acquiring Fund	Assumed Issued	Shares
Class of Shares	Pre-Combination	In Reorganization	Post-Combination
Institutional Shares	874,074	1,766,573	2,640,647
A Shares	347,848	1,331,821	1,679,669
6.	Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

PART C
OTHER INFORMATION
Item 15. Indemnification.
The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Agreement”) and Amended and Restated By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee, and the Trust out of its assets may indemnify and hold harmless each trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Trust; provided that the trustees and officers of the Trust shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article IX of the Agreement incorporated by reference as Exhibit 1(a) to this registration statement on Form N-14 and Article IX of the Trust’s By-laws incorporated by reference as Exhibit 2 to this registration statement on Form N-14.)
The Trust is party to an investment advisory agreement with Rodney Square Management Corporation (“RSMC”). The investment advisory agreement with the Trust provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under their respective agreements, the adviser shall not be subject to liability to the Trust, any series of the Trust or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust. Any liability of the adviser to any series of the Trust shall not automatically impart liability on the part of such adviser to any other series of the Trust. No series of the Trust shall be liable for the obligations of any other series of the Trust.
The Trust, on behalf of the Wilmington Conservative Asset Allocation Fund, is a party to a sub-advisory agreement with Wilmington Trust Investment Management, LLC (“WTIM”). The sub-advisory agreement provides that the sub-adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or Rodney Square Management Corporation (“RSMC”), provided, however, that such acts or omissions shall not have resulted from the sub-adviser’s willful misfeasance, bad faith, gross negligence or a reckless disregard of duty under its sub-advisory agreement.
Indemnification of Professional Funds Distributor, LLC (the “Distributor”), the Trust’s principal underwriter against certain losses is provided for in Section 10 of the Underwriting Agreement with the Distributor incorporated by reference as Exhibit 7(a)(i) to this registration statement on Form N-14. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.
Indemnification of RSMC, in its capacity as administrator, against certain losses is provided for in Section 12 of the Administration Agreement with the Trust incorporated by reference as Exhibit 13(b)(i) to this registration statement on Form N-14. The Trust agrees to indemnify and hold harmless RSMC and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys’ fees and disbursements arising directly or indirectly from any action or omission to act which RSMC takes (i) at the request or on the direction of or in reliance on the advice of the Trust or

(ii) upon oral instructions or written instructions. Neither RSMC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of RSMC’s or its affiliates’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.
Item 16. Exhibits.

1(a)	Amended and Restated Agreement and Declaration of Trust of WT Mutual Fund (the “Registrant”) is filed herewith.

1(b)	Certificate of Trust dated June 1, 1994 filed as exhibit 23(a)(ii) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on July 25, 1994 and incorporated herein by reference.

1(c)	Certificate of Amendment to Certificate of Trust dated October 7, 1994 filed as exhibit 23(a)(iii) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on November 29, 1994 and incorporated herein by reference.

1(d)	Certificate of Amendment to Certificate of Trust dated October 20, 1998 filed as exhibit 23(a)(iv) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on August 12, 1999 (“PEA No. 8”) and incorporated herein by reference.

2	Amended and Restated By-Laws dated March 9, 2006 filed as exhibit 23(b) to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on August 29, 2008 (“PEA No. 45”) and incorporated herein by reference.

3	Not applicable.

4	Agreement and Plan of Reorganization is filed herewith.

5	See Articles III, VII, and VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust filed as exhibit 1(a) hereto.

6(a)(i)	Advisory Agreement between the Registrant and Rodney Square Management Corporation (“RSMC”) dated July 1, 2005 filed as exhibit 23(d)(i)(a) to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on June 16, 2006 (“PEA No. 37”) and incorporated herein by reference.

6(a)(ii)	Amended and Restated Schedules A and B dated December 31, 2008 to the Advisory Agreement between the Registrant and RSMC is filed herewith.

6(e)(i)	Sub-Advisory Agreement among the Registrant, RSMC and Wilmington Trust Investment Management, LLC (“WTIM”) dated November 1, 2005 is filed herewith.

6(e)(ii)	Amended and Restated Schedule A to Sub-Advisory Agreement among the Registrant, RSMC and WTIM dated December 31, 2008 is filed herewith.

6(f)(i)	Expense Limitation Agreement between the Trust and RSMC dated November 1, 2007 filed as exhibit 6(f) to the Registrant’s Registration Statement on Form N-14 filed with the SEC on April 1, 2008 and incorporated herein by reference.

6(f)(ii)	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Trust and RSMC is filed herewith.

7(a)(i)	Distribution Agreement between the Registrant and Professional Funds Distributor, LLC filed as exhibit 23(e)(i) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on

Form N-1A filed with the SEC on July 16, 2004 (“PEA No. 25”) and incorporated herein by reference.

7(a)(ii)	Amended Exhibit A to Distribution Agreement between the Registrant and Professional Funds Distributor, LLC dated October 20, 2008 filed as exhibit 23(e)(i)(b) to PEA No. 46 and incorporated herein by reference.

7(b)	Form of Broker-Dealer Agreement filed as exhibit 23(e)(ii) to PEA No. 25 and incorporated herein by reference.

8	Deferred Compensation Plan for Independent Trustees filed as exhibit 23(f) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on August 26, 2002 and incorporated herein by reference.

9(a)	Custody Agreement between the Registrant and Wilmington Trust Company (“Wilmington Trust”) filed as exhibit 23(g)(i) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on October 29, 2003 (“PEA No. 23”) and incorporated herein by reference.

9(b)	Foreign Custody Agreement between the Trust and PFPC Trust Company filed as exhibit 23(g)(ii) to PEA No. 23 and incorporated herein by reference.

9(c)	Sub-Custody Agreement among the Registrant, Wilmington Trust and PFPC Trust Company filed as exhibit 23(g)(iii) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on October 30, 2001 (“PEA No. 15”) and incorporated herein by reference.

10(a)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 filed as exhibit 23(m) to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on November 14, 2006 (“PEA No. 42”) and incorporated herein by reference.

10(b)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 filed as exhibit 23(n) to PEA No. 42 and incorporated herein by reference.

11	Opinion and consent of Pepper Hamilton LLP regarding validity of securities being offered is filed herewith.

12	Opinion and consent of Pepper Hamilton LLP regarding tax matters to be filed by post-effective amendment.

13(a)(i)	Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) (formerly, PFPC Inc.) filed as exhibit 23(h)(i) to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on October 31, 2000 (“PEA No. 12”) and incorporated herein by reference.

13(a)(ii)	Amendment to Transfer Agency Agreement between the Registrant and PNC Global filed as exhibit 23(h)(i)(c) to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on October 25, 2002 (“PEA No. 19”) and incorporated herein by reference.

13(a)(iii)	Amended Exhibit A to Transfer Agency Agreement with PNC Global dated October 20, 2008 filed as exhibit 23(h)(i)(c) to PEA No. 46 and incorporated herein by reference.

13(b)(i)	Administration Agreement dated May 1, 2006 between the Registrant and RSMC filed as exhibit 23(h)(ii) to PEA No. 37 and incorporated herein by reference.

13(b)(ii)	Amended Exhibit A to Administration Agreement dated October 20, 2008 filed as exhibit (h)(ii)(b) to PEA No. 46 and incorporated herein by reference.

13(c)(i)	Sub-Administration and Accounting Services Agreement dated May 1, 2006 among the Trust RSMC and PNC Global filed as exhibit 23(vi) to PEA No. 37 and incorporated herein by reference.

13(c)(ii)	Amended Exhibit A to Sub-Administration and Accounting Services Agreement dated October 20, 2008 filed as exhibit (h)(iv)(b) to PEA No. 46 and incorporated herein by reference.

13(d)	Compliance Services Agreement dated May 1, 2006 between the Registrant and RSMC, filed as exhibit 23(vii) to PEA No. 37 and incorporated herein by reference.

14	Consent of auditor is filed herewith.

15	Not applicable.

16	Powers of Attorney for Robert H. Arnold, Eric Brucker, Ted T. Cecala, Robert J. Christian, Nicholas A. Giordano, Louis Klein, Jr., Thomas Leonard, and Mark A. Sargent filed as exhibit 23(q)(i) to PEA No. 45 and incorporated herein by reference.

17(a)(i)	Prospectus for Institutional Shares of the Wilmington Asset Allocation Funds, Prospectus for A Shares of the Wilmington Asset Allocation Funds (“Prospectuses”) and Statement of Additional Information for the Wilmington Asset Allocation Funds filed with PEA No. 46 and incorporated herein by reference.

17(a)(ii)	Supplement to the Prospectuses filed with the SEC on December 22, 2008 pursuant to Rule 497 of the Securities Act of 1933, as amended, and incorporated herein by reference.

17(b)	Annual Report to Shareholders of the Wilmington Asset Allocation Funds for the fiscal year ended June 30, 2008 filed with the SEC with the Registrant’s Certified Shareholder Report on Form N-CSR on September 5, 2008 and incorporated herein by reference.

17(c)	Semi-Annual Report to Shareholders of the Wilmington Asset Allocation Funds dated December 31, 2008 filed with the SEC with the Registrant’s Certified Shareholder Report on Form N-CSRS on March 7, 2008 and incorporated herein by reference.

17(d)	Form of Proxy Card is filed herewith.
Item 17. Undertakings.
(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

SIGNATURES
As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the registrant in the City of Wilmington, and State of Delaware on the 4th day of June 2009.

WT MUTUAL FUND
By:	/s/ John J. Kelley
John J. Kelley, President

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Robert H. Arnold* Robert H. Arnold	Trustee	June 4, 2009

/s/ Eric Brucker* Eric Brucker	Trustee	June 4, 2009

/s/ Ted T. Cecala * Ted T. Cecala	Trustee	June 4, 2009

/s/ Robert J. Christian* Robert J. Christian	Trustee	June 4, 2009

/s/ Nicholas A. Giordano* Nicholas A. Giordano	Chairman of the Board and Trustee	June 4, 2009

/s/ John J. Kelley John J. Kelley	President and Chief Executive Officer	June 4, 2009

/s/ Louis Klein, Jr.* Louis Klein, Jr.	Trustee	June 4, 2009

/s/ Thomas A. Leonard* Thomas A. Leonard	Trustee	June 4, 2009

/s/ John C. McDonnell John C. McDonnell	Vice President, Treasurer and Chief Financial Officer	June 4, 2009

/s/ Mark Sargent* Mark Sargent	Trustee	June 4, 2009

* By	/s/ John J. Kelley John J. Kelley
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

1(a)	Amended and Restated Agreement and Declaration of Trust of the Registrant.

4	Agreement and Plan of Reorganization.

6(a)(ii)	Amended and Restated Schedules A and B dated December 31, 2008 to Advisory Agreement between the Registrant and RSMC.

6(e)(i)	Sub-Advisory Agreement among the Registrant, RSMC and Wilmington Trust Investment Management, LLC (“WTIM”) dated November 1, 2005.

6(e)(ii)	Amended and Restated Schedule A to Sub-Advisory Agreement among the Registrant, RSMC and WTIM dated December 31, 2008.

6(f)(ii)	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Trust and RSMC.

11	Opinion and consent of Pepper Hamilton LLP regarding validity of securities being offered.

14	Consent of auditor.

17(d)	Form of Proxy Card.